EXHIBIT 24.1
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ Alan Bell
Alan Bell

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ Jesse C. Brotz Jesse C. Brotz

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ Derek H. L. Buntain Derek H. L. Buntain

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ David J. Hennigar David J. Hennigar

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ Malen S. Ng Malen S. Ng

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ Melvin A. Rhinelander Melvin A. Rhinelander

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2010
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of March, 2011.

/s/ Charles H. Roadman II, MD Charles H. Roadman II, MD